SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

                  The following information supersedes certain information in the Fund's Prospectus and Statement of Additional Information.

                  The Fund's Board of Directors has approved an amendment to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") by and among the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the fund's investment adviser, and Credit Suisse Asset Management Limited (Tokyo) (the "Sub-Adviser"). Pursuant to this amendment, the methodology for allocating a portion of the Total Fee payable to the Sub-Adviser of your fund will change. However, the Total Fee itself ($250,000) will not change and CSAM (not your fund) will remain responsible for paying the Sub-Adviser the Total Fee. Currently, the Total Fee is an aggregate fee paid for services rendered with respect to your fund, and certain other Credit Suisse Funds (the "Other Sub-Advised Funds"). Now, the services covered will include those provided to certain other CSAM-advisory clients for which the Sub-Adviser has been appointed to act as sub-investment adviser.

                  Commencing May 19, 2004, the portion of the Total Fee allocable with respect to your fund (for any calendar quarter or portion thereof) is equal to the product of: (a) $250,000 and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such quarter or portion thereof and (ii) denominator of which is the sum of (x) the total aggregate average monthly net assets of the Other Sub-Advised Funds and
(y) the average month-end values of the assets of certain other CSAM-advisory clients, in each case for which the Sub-Adviser has been appointed as such during such calendar quarter or portion thereof.

                  Based on the new methodology, the portion of the Total Fee that would have been allocable to your fund (based on net assets as of March 31, 2004) would have been $23,454.

                  IMPORTANTLY, YOU SHOULD NOTE THAT THE AMENDMENT WILL NOT AFFECT THE FEES OR EXPENSES APPLICABLE TO THE FUND BECAUSE ALL SUB-ADVISORY FEES WILL BE BORNE BY CSAM.

         Dated: May 27, 2004                                      16-0504
                                                                  for

                                                                  WPBDF
                                                                  CSGIA
                                                                  2004-021